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                                  CAPITAL BANK

                FORM OF PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                       SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoints O.A. Keller, III and James A. Beck, and each of them, as attorney and proxy of the undersigned, with the full power of substitution, to represent the undersigned and to vote all of the shares of stock in Capital Bank which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at , on Monday, December __, 1998 at _____ a.m., local time, and any adjournments or postponements thereof (1) as specified below and as more particularly described in the accompanying Joint Proxy Statement-Prospectus, receipt of which is hereby acknowledged; and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS LISTED BELOW.

      1. Approval of the Agreement and Plan of Reorganization and Share Exchange, dated as of August 12, 1998, between Capital Bank and Capital Bank Corporation, by which Capital Bank will reorganize into a bank holding company by exchanging all of Capital Bank's outstanding shares of common stock, $5.00 per value per share, for shares of Capital Bank Corporation, no par value per share, as more fully described in the accompanying Joint Proxy Statement-Prospectus

            |_|   FOR         |_|   AGAINST           |_|   ABSTAIN

      2. Approval of the issuance by Capital Bank Corporation of up to _________ shares of common stock, no par value per share, of Capital Bank Corporation to the shareholders of Home Savings Bank of Siler City, Inc., SSB, in connection with the Exchange Agreement, as more fully described in the accompanying Joint Proxy Statement-Prospectus.

            |_|   FOR         |_|   AGAINST           |_|   ABSTAIN


                                   (CONTINUED AND TO BE SIGNED ON THE REVERSE)


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                           (CONTINUED FROM OTHER SIDE)


      By signing the proxy, a shareholder will be authorizing the proxy holder to vote in his discretion regarding any procedural motions which may come before the Special Meeting. For example, this authority could be used to adjourn the meeting if Capital Bank believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional proxies or to provide additional information to shareholders. Capital Bank has no current plans to adjourn the meeting, but would attempt to do so if it believes adjournment would promote shareholder interests.

      PLEASE SIGN EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

                                          Date____________________________, 1998
                                                (Be sure to date Proxy)


                                          ______________________________________
                                          Signature and title, if applicable

                                          ______________________________________
                                          Signature if held jointly

                                          WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                          ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                          PLEASE GIVE FULL TITLE AS SUCH. IF A
                                          CORPORATION, PLEASE SIGN THE FULL
                                          CORPORATE NAME BY THE PRESIDENT OR
                                          OTHER AUTHORIZED OFFICER. IF A
                                          PARTNERSHIP, PLEASE SIGN IN THE
                                          PARTNERSHIP NAME BY AN AUTHORIZED
                                          PERSON.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.